UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2021

SUNWORKS, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2270 Douglas Blvd, Suite #216 Roseville, CA	95661
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2021, the Board of Directors (the “Board”) of Sunworks, Inc. (the “Company”) adopted resolutions to amend the Company’s Bylaws to provide that the annual meeting of stockholders will be held on such date and at such time as may be designated from time to time by the Board.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment of Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

The Board has established June 16, 2021 as the date of the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). Because the date of the 2021 Annual Meeting has been advanced by more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. Stockholders of record as of the close of business on April 30, 2021 will be entitled to notice of, and to vote at, the 2021 Annual Meeting. The exact time and location of the 2021 Annual Meeting will be specified in the Company’s proxy statement relating to the 2021 Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is delivered to the Company’s Corporate Secretary at 2270 Douglas Blvd., Suite 216, Roseville, CA 95661, on or prior to April 29, 2021, which the Company has determined to be a reasonable time before it expects to begin to publish and send notice of its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

3.1	Certificate of Amendment of Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: April 19, 2021	By:	/s/ Gaylon Morris
Gaylon Morris
Chief Executive Officer